UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004


                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)


          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000
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                                      None
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 24, 2004 by the Registrant to change the word "replace" to "dismiss" or "dismissed" in the first paragraph and to make conforming changes. This amendment clarifies that the American Express Company Audit Committee dismissed Ernst & Young LLP as auditors for the 2005 fiscal year and they did not resign or decline to stand for re-election.

Item 4.01 Changes in Registrant's Certifying Accountant.

     As previously disclosed in the American Express Company ("Company") 2004 Proxy, the Audit Committee of the Board of Directors of the Company determined to request proposals from auditing firms for the Company's 2005 audit. This request was made pursuant to the Audit Committee's charter, which requires a detailed review of the Company's outside audit firm at least every ten years. At a meeting held on November 22, 2004, the Audit Committee approved the future engagement of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accountants ("auditors") for the fiscal year ending December 31, 2005 and dismissed the firm of Ernst & Young LLP ("E&Y") as auditors for the 2005 fiscal year. E&Y will continue as the Company's auditors for the year ending December 31, 2004. The Audit Committee's decision to dismiss the Company's current auditors was made after a robust proposal process that included three of the four major international accounting firms, including E&Y. All of the proposals received by the Company were of high quality.

     E&Y's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2002 and 2003 and through November 22, 2004, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. During the two most recent fiscal years and through November 22, 2004, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)). The Company has requested E&Y to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated December 8, 2004, is filed as Exhibit
16.1 to this Form 8-K/A.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

    16.1  Letter to the Securities and Exchange Commission from Ernst & Young
          LLP.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)

                                            By:    /s/ Stephen P. Norman
                                                   ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary




DATE:   December 8, 2004

                                  EXHIBIT INDEX

Item No.  Description
--------  -----------

16.1      Letter to the Securities and Exchange Commission from Ernst & Young
          LLP.